SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 1, 2005

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of April 1, 2005 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS5)

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                 333-107959-32               51-0368240
    (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
        OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On April 28, 2005, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS5, pursuant to a Series Supplement, dated as of April 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of April 28, 2005, between Residential Funding Corporation and Residential Accredit Loans, Inc.



Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                            Sequentially
Exhibit                                                       Numbered
Number                                                      Exhibit Page

10.1 Series Supplement, dated as of April 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of April 28, 2005, between Residential Funding Corporation and Residential Accredit Loans, Inc.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ACCREDIT LOANS, INC.


                                  By:     /s/ Joseph Orning
                                  Name:   Joseph Orning
                                  Title:  Vice President


Dated:  April 28, 2005

EXHIBIT 10.1

Series Supplement, dated as of April 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of April 28, 2005, between Residential Funding Corporation and Residential Accredit Loans, Inc.